Pacific Funds

Supplement dated April 27, 2006 to the
Pacific Funds Class A, B, and C Shares Prospectus Dated July 1, 2005
as Amended and Restated October 1, 2005 and the
Pacific Funds Class R Shares Prospectus Dated October 1, 2005, both as Supplemented

This supplement revises the Pacific Funds Class A, B and C Shares Prospectus dated July 1, 2005 and restated October 1, 2005 (Class ABC Prospectus) and the Pacific Funds Class R Shares Prospectus dated October 1, 2005 (Class R Prospectus), both as supplemented December 16, 2005 (each a “Prospectus”, together the “Prospectuses”) and restates and replaces information from the supplement to the Prospectuses dated February 3, 2006. The Prospectuses are hereby incorporated by reference in their entirety into this supplement, and are filed with the Securities and Exchange Commission under file numbers 333-61366 and 811-10385. The changes within this supplement are effective May 1, 2006, unless otherwise noted. This supplement must be preceded or accompanied by the applicable Prospectus. Remember to review the applicable Prospectus for other important information. All changes within this supplement apply to both of the Prospectuses unless otherwise noted.

See the Prospectuses for the discussion of other Pacific Funds’ investment goals, main investments, main risks and information relating to the fees and expenses you pay when investing in Pacific Funds.

The PF Lazard International Value Fund has a new manager and a new name. AllianceBernstein L.P. is the new manager and the new fund name is PF AllianceBernstein International Value Fund (the “fund”). All references throughout the Prospectuses to the PF Lazard International Value Fund are now references to the PF AllianceBernstein International Value Fund.

The FUNDS AT A GLANCE section of the Class ABC Prospectus is amended to replace the information regarding the PF Lazard International Value Fund with the following:

FUND NAME	INVESTMENT GOAL	MAIN INVESTMENTS
PF AllianceBernstein International Value Fund	Long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S.	Equity securities of relatively large non-U.S. companies believed to be undervalued.

The FUNDS AT A GLANCE – Main Risks section of the Class ABC Prospectus and the ABOUT THE FUNDS – Main Risks subsection of the Class R Prospectus is amended to replace the information regarding the PF Goldman Sachs Short Duration Bond Fund with the following:

MAIN RISKS

Sachs Short	Changes in	Changes in	Price		Foreign	Emerging
Duration Bond	interest rate	inflation rate	volatility	Credit	investments	countries

	●	●	●	●

MAIN RISKS

Derivatives, synthetics,
forward commitments,
repurchase agreements,	Mortgage-
and currency	related		Non-	Industry/sector	Geographic	REIT,
transactions	securities	Liquidity	diversification	concentration	concentration	REOC

●	●

The RISKS AND RISK DEFINITIONS – Credit risk section of the Prospectuses is amended to include the following:

In the event of specified credit events, a fund may be required to pay the notional value of a credit default swap to the buyer of the swap. Credit default swaps are also subject to counterparty risk.

The HOW THE FUNDS PERFORMED – Annual total returns section of each Prospectus is updated as applicable with the information that follows:

Annual total returns

PF Portfolio Optimization Model A	PF Portfolio Optimization Model B
Class A return for the period 1/1/05 through 12/31/05: 2.61%	Class A return for the period 1/1/05 through 12/31/05: 4.05%

Best and worst quarters: 4th Quarter 2004: 2.54%; 2nd Quarter 2004: -1.08%	Best and worst quarters: 4th Quarter 2004: 4.80%; 1st Quarter 2005: -0.96%

PF Portfolio Optimization Model C	PF Portfolio Optimization Model D
Class A return for the period 1/1/05 through 12/31/05: 6.12%	Class A return for the period 1/1/05 through 12/31/05: 7.35%

Best and worst quarters: 4th Quarter 2004: 6.90%; 1st Quarter 2005: -1.31%	Best and worst quarters: 4th Quarter 2004: 8.91%; 1st Quarter 2005: -1.66%

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PF Portfolio Optimization Model E	PF AllianceBernstein International Value[1]
Class A return for the period 1/1/05 through 12/31/05: 9.00%	Class A return for the period 1/1/05 through 12/31/05: 8.12%

Best and worst quarters: 4th Quarter 2004: 10.58%; 1st Quarter 2005: -2.01%	Best and worst quarters: 4th Quarter 2003: 15.80%; 3rd Quarter 2002: -20.66%

PF Goldman Sachs Short Duration Bond	PF Janus Growth LT

Class A return for the period 1/1/05 through 12/31/05: 0.39%	Class A return for the period 1/1/05 through 12/31/05: 6.42%

Best and worst quarters: 1st Quarter 2004: 0.90%; 2nd Quarter 2004: -1.24%	Best and worst quarters: 2nd Quarter 2003: 15.75%; 2nd Quarter 2002: -18.31%

PF Lazard Mid-Cap Value	PF Loomis Sayles Large-Cap Growth[2] (formerly called Blue Chip)
Class A return for the period 1/1/05 through 12/31/05: 8.36%	Class A return for the period 1/1/05 through 12/31/05: 2.00%

Best and worst quarters: 3rd Quarter 2005: 3.84%; 1st Quarter 2005: -1.00%	Best and worst quarters: 2nd Quarter 2003: 12.55%; 2nd Quarter 2002: -15.69%

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PF MFS International Large-Cap	PF NB Fasciano Small Equity[3] (formerly called Aggressive Growth)

Class A return for the period 1/1/05 through 12/31/05: 11.40%	Class A return for the period 1/1/05 through 12/31/05: 2.50%

Best and worst quarters: 2nd Quarter 2003: 15.00%; 3rd Quarter 2002: -15.39%	Best and worst quarters: 4th Quarter 2004: 12.45%; 3rd Quarter 2002: -17.20%

PF PIMCO Managed Bond	PF PIMCO Inflation Managed

Class A return for the period 1/1/05 through 12/31/05: 2.02%	Class A return for the period 1/1/05 through 12/31/05: 1.56%

Best and worst quarters: 3rd Quarter 2002: 5.11%; 2nd Quarter 2004: -2.69%	Best and worst quarters: 1st Quarter 2004: 5.00%; 2nd Quarter 2004: -3.14%

PF Pacific Life Money Market	PF Salomon Brothers Large-Cap Value
Class A return for the period 1/1/05 through 12/31/05: 2.29%	Class A return for the period 1/1/05 through 12/31/05: 4.99%

Best and worst quarters: 4th Quarter 2005: 0.72%; 1st Quarter 2004: 0.02%	Best and worst quarters: 2nd Quarter 2003: 19.45%; 3rd Quarter 2002: -21.37%

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PF Van Kampen Comstock[4]	PF Van Kampen Mid-Cap Growth[4]
Class A return for the period 1/1/05 through 12/31/05: 3.39%	Class A return for the period 1/1/05 through 12/31/05: 17.01%

Best and worst quarters: 2nd Quarter 2003: 17.40%; 3rd Quarter 2002: -15.34%	Best and worst quarters: 4th Quarter 2004: 12.79%; 2nd Quarter 2002: -31.77%

PF Van Kampen Real Estate

Class A return for the period 1/1/05 through 12/31/05: 15.79%

Best and worst quarters: 2nd Quarter 2005: 14.42%; 1st Quarter 2005: -5.95%

[1]	AllianceBernstein began managing the Fund on 5/1/06 and some of its investment policies changed at that time. Another firm managed the Fund before that date.

[2]	Loomis Sayles began managing the Fund on 1/1/06 and some of its investment policies changed at that time. Another firm managed the Fund before that date.

[3]	Neuberger Berman began managing the Fund on 10/1/05 and some of its investment policies changed at that time. Another firm managed the Fund before that date.

[4]	Van Kampen began managing the Fund on 5/1/03. Another firm managed the Fund before that date.

The PF Oppenheimer Main Street® Core Fund and the PF Oppenheimer Emerging Markets Fund began operations on September 30, 2005. The Class A return for these funds for the period September 30, 2005 through December 31, 2005 was 1.84% and 9.95%, respectively.

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The HOW THE FUNDS PERFORMED – Average annual total return as of 12/31/04 section of the Prospectuses is updated with the following information as applicable:

Average annual total return – as of 12/31/05

Fund Name	Return Before Taxes[2]

	Class A		Class B		Class C

		Since		Since		Since
PF Portfolio Optimization Funds[1]	1-Year	Inception	1-Year	Inception	1-Year	Inception

Model A	(3.07)%	0.37%	(2.85)%	0.79%	1.13%	2.72%

Model B	(1.70)%	1.98%	(1.49)%	2.44%	2.51%	4.38%

Model C	0.30%	4.06%	0.63%	4.68%	4.64%	6.51%

Model D	1.45%	5.28%	1.84%	5.92%	5.86%	7.72%

Model E	2.99%	6.57%	3.42%	7.31%	7.41%	9.10%

	Asset		Since
Broad-Based Indices	Class	1-Year	Inception

Merrill Lynch 3-Month U.S. T-Bill Index[6]	Cash	3.07%	2.20%

Lehman Brothers Aggregate Bond Index [7]	Bonds	2.43%	3.38%

Lehman Brothers Government/Credit Index[8]		2.37%	3.28%

S&P 500 Index[9]	Domestic Stocks	4.91%	7.85%

MSCI EAFE Index[10]	International Stocks	13.54%	16.84%

[1]	The PF Portfolio Optimization Funds commenced operations on 12/31/03.

[2]	Performance shown for Class A shares reflects the deduction of the highest initial sales charge. Performance shown for Class B and C shares reflects the deduction of contingent deferred sales charges, as applicable.

[3]	The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than return before taxes because the investor is assumed to be able to use the capital loss of the sale of fund shares to offset other taxable capital gains.

[4]	The indices have inherent performance advantages over the funds since they hold no cash and incur no expenses. An investor cannot invest directly in an index.

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		Return After Taxes
Return After Taxes		on Distributions
on Distributions –		and Sale of Shares			Benchmark Index
Class A2,3		– Class A2,3			Performance[4]

	Since		Since			Since
1-Year	Inception	1-Year	Inception	Composite Benchmark Indices	1-Year	Inception

(3.85)%	(0.26)%	(1.95)%	(0.03)%	Model A Composite Benchmark[5]	3.52%	4.52%

(2.26)%	1.48%	(1.03)%	1.43%	Model B Composite Benchmark[5]	4.54%	6.07%

(0.21)%	3.64%	0.29%	3.26%	Model C Composite Benchmark[5]	5.43%	7.41%

1.02%	4.96%	1.08%	4.36%	Model D Composite Benchmark[5]	6.29%	8.72%

2.66%	6.36%	2.11%	5.55%	Model E Composite Benchmark[5]	6.94%	9.64%

[5]	The Composite Benchmark Indices are composed using the four broad-based indices shown in the chart on page 6. The percentage amounts of each broad-based index within each composite benchmark index are based on each fund’s target asset class allocations in effect during the applicable period. The percentages attributed to a broad-based index within a composite index will change if a fund’s target asset class allocations change. Within the Broad-Based Indices, the Lehman Brothers Government/Credit Index was replaced with the Lehman Brothers Aggregate Bond Index. The Composite Benchmark Index Performance as of 12/31/05 for each Portfolio Optimization Fund using the Lehman Brothers Government/Credit Index for the 1-year and since inception periods, respectively, was: Model A Composite Benchmark 3.47% and 4.46%; Model B Composite Benchmark 4.50% and 6.03%; Model C Composite Benchmark 5.41% and 7.37%; Model D Composite Benchmark 6.27% and 8.70%; and Model E Composite Benchmark 6.94% and 9.63%.

[6]	The Merrill Lynch 3-Month U.S. T-Bill Index, which is comprised of a single Treasury bill purchased at the beginning of the month and held for a full month then sold and rolled into a newly selected issue, is the fund’s primary benchmark index. Results include reinvested dividends.

[7]	The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Results include reinvested dividends. The Lehman Brothers Aggregate Bond Index is the new benchmark index. This index is more widely recognized as being representative of the fixed income market and is therefore a more appropriate benchmark.

[8]	The Lehman Brothers Government/Credit Index is comprised of government and corporate fixed income securities. Results include reinvested dividends.

[9]	The S&P 500 Index is comprised of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

[10]	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is comprised of stocks from 30 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

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Average annual total return – as of 12/31/05

Fund Name[1]	Return Before Taxes[2]

	Class A			Class B			Class C

			Since			Since			Since
	1-Year	3-Years	Inception	1-Year	3-Years	Inception	1-Year	3-Years	Inception

PF AllianceBernstein[5] International Value	2.19%	13.73%	8.25%	2.58%	14.34%	8.79%	6.57%	15.27%	9.11%

PF Goldman Sachs Short Duration Bond	(5.16)%	N/A	(2.62)%	(5.08)%	N/A	(2.31)%	(1.09)%	N/A	(0.32)%

PF Janus Growth LT	0.60%	12.99%	2.61%	0.86%	13.63%	3.11%	4.88%	14.57%	3.44%

PF Lazard Mid-Cap Value	2.42%	N/A	2.42%	2.79%	N/A	2.79%	6.76%	N/A	6.76%

PF Loomis Sayles Large-Cap Growth[10] (formerly called Blue Chip)	(3.60)%	7.29%	0.42%	(3.65)%	7.72%	0.78%	0.35%	8.79%	1.20%

PF MFS International Large-Cap	5.27%	17.02%	8.53%	5.89%	17.69%	9.07%	9.87%	18.70%	9.46%

PF NB Fasciano Small Equity[12] (formerly called Aggressive Growth)	(3.10)%	10.40%	4.58%	(2.22)%	10.86%	5.06%	1.14%	11.92%	5.49%

PF PIMCO Managed Bond	(3.58)%	1.94%	3.73%	(3.37)%	2.06%	4.18%	0.49%	3.38%	4.60%

PF PIMCO Inflation Managed	(3.99)%	3.98%	3.98%	(3.84)%	4.20%	4.20%	0.00%	5.41%	5.41%

PF Pacific Life Money	2.29%	0.98%	0.89%	N/A	N/A	N/A	N/A	N/A	N/A

Market

PF Salomon Brothers Large-Cap Value	(0.76)%	11.95%	3.73%	(0.37)%	12.60%	4.27%	3.60%	13.57%	4.60%

PF Van Kampen Comstock[20]	(2.28)%	14.17%	5.68%	(2.05)%	14.77%	6.18%	1.80%	15.77%	6.56%

PF Van Kampen Mid-Cap Growth[20]	10.62%	19.68%	3.55%	11.35%	20.46%	4.03%	15.50%	21.40%	4.44%

PF Van Kampen Real Estate	9.44%	N/A	9.44%	10.27%	N/A	10.27%	14.23%	N/A	14.23%

[1]	All of the funds began operations on 10/01/01, except for the PF PIMCO Inflation Managed Fund, which began operations on 12/31/02, the PF Goldman Sachs Short Duration Bond Fund, which began operations on 12/31/03, the PF Lazard Mid-Cap Value and the PF Van Kampen Real Estate Funds, which began operations on 12/31/04 and the PF Oppenheimer Main Street Core and PF Oppenheimer Emerging Markets Funds which began operations on 9/30/05.

[2]	Performance shown for Class A shares reflects the deduction of the highest initial sales charges except with respect to the PF Pacific Life Money Market Fund which is sold without an initial sales charge. Performance shown for Class B and Class C shares reflects the deduction of contingent deferred sales charges, as applicable.

[3]	The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than return before taxes because the investor is assumed to be able to use the capital loss of the sale of fund shares to offset other taxable capital gains.

[4]	The indices have inherent performance advantages over the funds since they hold no cash and incur no expenses. An investor cannot invest directly in an index.

[5]	AllianceBernstein began managing the fund on 5/1/06 and some of its investment policies changed at that time. Another firm managed the fund before that date.

[6]	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an index of stocks from 30 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

[7]	The Merrill Lynch 1-3 Year Treasury Index is an index of U.S. Treasury issues that has maturities from one to three years. Results include reinvested dividends.

[8]	The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets and is the PF Janus Growth LT and PF Van Kampen Comstock Funds primary benchmark index. Results include reinvested dividends.

[9]	The Russell Midcap Index is an index of 800 of the smallest companies in the Russell 1000 Index. Results include reinvested dividends.

[10]	Loomis Sayles began managing the fund on 1/1/06 and some of its investment policies and benchmark index changed at that time. Another firm managed the fund prior to that date.

[11]	The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values and is the fund’s primary benchmark index. Results include reinvested dividends.

[12]	Neuberger Berman began managing the fund on 10/1/05 and some of its investment policies and benchmark index changed at that time. Another firm managed the fund prior to that date.

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			Return After Taxes on
			Distributions
Return After Taxes			and Sale of Shares –			Benchmark	Benchmark Index
on Distributions – Class A2,3			Class A2,3			Index(s)	Performance[4]

		Since			Since				Since
1-Year	3-Years	Inception	1-Year	3-Years	Inception		1-Year	3-Years	Inception

1.91%	13.52%	7.99%	1.78%	11.86%	7.04%	MSCI EAFE Index[6]	13.54%	23.68%	13.32%

(5.69)%	N/A	(3.04)%	(3.35)%	N/A	(2.46)%	Merrill Lynch 1-3 Year Treasury Index[7]	1.67%	N/A	1.29%

0.60%	12.99%	2.58%	0.39%	11.23%	2.21%	S&P 500 Index[8]	4.91%	14.38%	6.19%

0.60%	N/A	0.60%	1.87%	N/A	1.87%	Russell Midcap Index[9]	12.65%	N/A	12.65%

(3.60)%	7.29%	0.37%	(2.34)%	6.26%	0.33%	Russell 1000 Growth Index[11]	5.26%	13.23%	4.50%
						S&P 500 Index[8]	4.91%	14.38%	6.19%

4.98%	16.76%	8.14%	3.82%	14.72%	7.19%	MSCI EAFE Index[6]	13.54%	23.68%	13.32%

(6.14)%	9.11%	3.65%	0.77%	8.75%	3.74%	Russell 2000 Index[13]	4.55%	22.13%	14.14%
						Russell Midcap Growth Index[14]	12.10%	22.70%	13.36%

(4.48)%	0.75%	2.12%	(2.33)%	1.01%	2.27%	Lehman Brothers Aggregate Bond Index[15]	2.43%	3.62%	4.94%

(5.49)%	2.20%	2.20%	(2.59)%	2.36%	2.36%	Lehman Brothers Global Real: U.S. TIPS Index[16]	2.84%	6.54%	6.54%

N/A	N/A	N/A	N/A	N/A	N/A	Merrill Lynch 3-Month U.S. T-Bill Index[17]	3.07%	1.85%	1.87%
						Lipper Money Market Funds Index[18]	2.66%	1.35%	1.39%

(0.81)%	11.90%	3.59%	(0.43)%	10.32%	3.12%	Russell 1000 Value Index[19]	7.05%	17.49%	9.50%
						S&P 500 Index[8]	4.91%	14.38%	6.19%

(2.96)%	13.88%	5.40%	(0.62)%	12.25%	4.82%	S&P 500 Index[8]	4.91%	14.38%	6.19%
						Russell 1000 Value Index[19]	7.05%	17.49%	9.50%

10.62%	19.68%	2.33%	6.90%	17.13%	2.19%	Russell Midcap Growth Index[14]	12.10%	22.70%	13.36%

8.54%	N/A	8.54%	6.15%	N/A	6.15%	NAREIT Equity Index[21]	12.16%	N/A	12.16%

[13]	The Russell 2000 Index is an index of the 2,000 smallest companies listed in the Russell 3000 Index and is the fund’s primary benchmark index. Results include reinvested dividends.

[14]	The Russell Midcap Growth Index is an index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth companies. Results include reinvested dividends.

[15]	The Lehman Brothers Aggregate Bond Index is an index made up of the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Results include reinvested dividends.

[16]	The Lehman Brothers Global Real: U.S. TIPS Index is an index of all outstanding Treasury inflation protected securities issued by the U.S. government. Results include reinvested dividends.

[17]	The Merrill Lynch 3-Month U.S. T-Bill Index is an index comprised of a single Treasury bill purchased at the beginning of the month and held for a full month then sold and rolled into a newly selected issue and is the fund’s primary benchmark index. Results include reinvested dividends.

[18]	The Lipper Money Market Funds Index is an equal dollar weighted index of the 30 largest mutual funds within the money market fund classification as defined by Lipper. The Index is adjusted for the reinvestment of capital gains and income dividends.

[19]	The Russell 1000 Value Index is an index of those Russell 1000 companies that have lower price-to-book ratios and lower forecasted growth values. The Index is the PF Salomon Large-Cap Value Fund’s primary benchmark index and was changed to the Russell 1000 Value Index due to the fund’s style of investing in value-oriented companies. Results include reinvested dividends.

[20]	Van Kampen began managing the fund on 5/1/03. Another firm managed the fund before that date.

[21]	The National Association Real Estate Investment Trusts (NAREIT) Equity Index is an index of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and NASDAQ. Results include reinvested dividends.

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The ABOUT THE FUNDS section of the Class ABC Prospectus and the ABOUT THE UNDERLYING FUNDS section of the Class R Prospectus is updated to replace the PF Lazard International Value Fund information with the following:

PF ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Investment goal – seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

Main investments – invests primarily in a diversified portfolio of relatively large non-U.S. companies that the manager believes to be undervalued. In selecting investments for the fund, the manager uses its fundamental research to identify companies whose long-term earnings power they believe is not reflected in the current market price of their securities. The market capitalizations of the fund holdings are generally those in the range of the companies represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. As of December 31, 2005, the market capitalization range for the MSCI EAFE Index was between approximately $418 million and $222.5 billion. The fund may invest in American Depositary Receipts. The fund invests in at least 10 different non-U.S. countries at all times and normally holds investments in a core group of 100-150 issuers.

The manager may also use derivatives (such as options, futures contracts, forwards and swaps) for hedging purposes, as a substitute for securities, or to otherwise help achieve the fund’s investment goal. The manager may use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks – this fund may be affected by the following risks, among others:
• price volatility
• foreign investments
• derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Please refer to Risks and risk definitions in the applicable Prospectus for additional information.

Portfolio Manager – AllianceBernstein L.P. (AllianceBernstein)
The following individuals are jointly and primarily responsible for the day-to-day management of the fund:
Sharon E. Fay, CFA, is an executive vice president of AllianceBernstein, chief investment officer of global value equities and senior portfolio manager. Ms. Fay has been responsible for all portfolio management and research activities relating to international cross border and non-U.S. value investment portfolios of the firm since 2003. Since 1999, Ms. Fay has been chief investment officer of the firm’s U.K. and European value equities. Ms. Fay joined AllianceBernstein in 1990 as a research analyst in investment management and was promoted to senior portfolio manager in 1995. Prior to 1990, Ms. Fay served as a director of research at Bernard L. Madoff. She has a BA from Brown University and an MBA from Harvard University.
Kevin F. Simms, CFA, is a senior vice president of AllianceBernstein and co-chief investment officer of international value equities and director of research for the international value and global value equities. Mr. Simms joined AllianceBernstein in 1992 as a research analyst and his industry coverage included financial services, telecommunications and utilities from 1992 to 1998, at which time he assumed his current title. Before joining the firm, Mr. Simms was a certified public accountant with PriceWaterhouseCoopers LLP for three years. He has a BA and a BS from Georgetown University and an MBA from Harvard University.

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Henry S. D’Auria, CFA, is a senior vice president of AllianceBernstein, director of research and chief investment officer of the emerging markets’ value equities and co-chief investment officer of international value equities. He was director of research for AllianceBernstein’s emerging markets funds from 2000 to 2002, at which time he assumed his current title. From 1998 to 2002, he was director of research for the firm’s global equities funds. Mr. D’Auria joined AllianceBernstein in 1991, where he was a research analyst until 1998. Before joining AllianceBernstein, Mr. D’Auria was a vice president and sell-side analyst at PaineWebber. He has a BA from Trinity College.
Giulio A. Martini, is a senior portfolio manager and senior vice president of AllianceBernstein. Mr. Martini was chief international economist from 1992 through 2003, at which time he assumed his current title. From 1985 to 1992, Mr. Martini served as a senior economist concentrating on U.S. research at AllianceBernstein. Previously, Mr. Martini conducted economic research and taught at the Institute of Employment Policy at Boston University for three years. He has a BA from the University of Colorado and an MA from Boston University.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the fund.

Effective February 3, 2006, the ABOUT THE FUNDS section of the Class ABC Prospectus and the ABOUT THE UNDERLYING FUNDS section of the Class R Prospectus, under the PF Goldman Sachs Short Duration Bond Fund – Main investments sub-section, were amended to add the following:

This portfolio may invest up to 25% of its assets in investment grade corporate bonds, including credit default swaps.

The information included in the Supplement dated December 16, 2005 to the Prospectuses regarding Market timing policies and exchange limitations is replaced with the following:

Effective May 1, 2006, Pacific Funds requires that the limitations specified below on exchanges among Pacific Funds apply to all persons investing in funds of Pacific Funds (hereinafter, Investors). These limitations apply to all Investors, whether natural persons, partnerships, corporations, limited liability companies, trusts or any other type of entity, other than Investors in the Portfolio Optimization Funds. The limitations do not apply to the following transactions: redemptions from Pacific Funds; systematic transactions (dollar cost averaging, dividend reinvestments, automatic investment plans, etc.); loans (through 401(K) or other plans) and loan repayment; purchases and sales by the Portfolio Optimization Funds; and exchanges from the PF Pacific Life Money Market Fund.

The limitations are as follows:

1.	An Investor may not make more than 12 (twelve) exchanges out of each fund per calendar year.

2.	An Investor may not make more than one exchange per calendar month out of funds which invest primarily in international securities, which currently include:

                   • PF AllianceBernstein International Value Fund

                   • PF MFS International Large-Cap Fund
                   • PF Oppenheimer Emerging Markets Fund

3.	An Investor may not make more than 2 (two) exchanges out of each other fund per calendar month.

11

The ABOUT THE MANAGERS section of the Class ABC Prospectus is amended to add the following:

AllianceBernstein L.P. – 1345 Avenue of the Americas, New York, NY 10105
AllianceBernstein is a leading global investment management firm with approximately $579 billion in assets under management as of December 31, 2005. AllianceBernstein provides investment management services for many of the largest U.S. public and private employee benefit plans, public employee retirement funds, investment companies, and foundations, endowments, high net worth individuals, banks and insurance companies. AllianceBernstein is a subsidiary of AXA Financial, Inc., which is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.

AllianceBernstein manages the PF AllianceBernstein International Value Fund.

The PERFORMANCE OF COMPARABLE ACCOUNTS section of the Class ABC Prospectus is amended as follows:

The first sentence of the second paragraph on page 63 is replaced with the following:

When showing comparable performance using a composite, the manager generally includes all of its accounts with substantially similar goals (objectives), policies and strategies (unless otherwise noted in the presentation).

The comparable account presentations for Lazard, Neuberger Berman, and Van Kampen have been deleted.

This supplement contains (see pages 13 and 14) a new comparable account presentation for AllianceBernstein as well as an updated version for Loomis Sayles. Each presentation should be read in conjunction with the Performance of Comparable Accounts section on page 63 of the Class ABC Prospectus, which provides information about the similar account performance presentations, including information about how the returns were calculated. Comparable account presentations relating to the applicable portfolio managers are provided because it is the portfolio manager that makes all investment decisions relating to the fund they manage.

12

The following is added:

The chart below does not show you the performance of the PF AllianceBernstein International Value Fund — it shows the performance of similar accounts managed by AllianceBernstein.

The chart shows the historical performance of the AllianceBernstein International Value — Developed Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF AllianceBernstein International Value Fund. As of 12/31/05 the composite consisted of 45 advisory accounts.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the PF AllianceBernstein International Value Fund has performed or will perform. Total returns represent past performance of the composite and not the PF AllianceBernstein International Value Fund.

Annual total returns/ Average annual total returns for the periods ending December 31, 2005

	Composite of	MSCI EAFE
Year/Period	Similar Accounts (%) [1]	Index (%) [2]

2005	17.25	13.54
2004	24.49	20.25
2003	40.69	38.59
2002	(6.40)	(15.94)
2001	(13.47)	(21.44)
2000	(3.47)	(14.17)
1999	13.27	26.96
1998	12.34	20.00
1997	1.13	1.78
1996	11.22	6.04

1 year	17.25	13.54
5 years	10.71	4.55
10 years	8.67	5.84

[1]	This column shows performance after the highest advisory fees and operating expenses charged to the accounts in the AllianceBernstein International Value — Developed Composite have been deducted. The PF AllianceBernstein International Value Fund’s fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower. Unlike the shares of the PF AlianceBernstein International Value Fund, the advisory accounts in the composite do not charge a sales load and returns would be lower if a sales load was deducted. Returns for two of the accounts in the composite include accrued income since their inception (January 1998 and October 1998, respectively); returns for the other accounts in the composite include accrued income since 2005.

[2]	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an index of stocks from 30 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

13

The following presentation updates and replaces the existing presentation in the PERFORMANCE OF COMPARABLE ACCOUNTS section of the Class ABC Prospectus:

The chart below does not show you the performance of the PF Loomis Sayles Large-Cap Growth Fund — it shows the performance of similar accounts managed by Loomis Sayles.

The chart shows the historical performance of the Loomis Sayles Large-Cap Growth Custom Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF Loomis Sayles Large-Cap Growth Fund. As of 12/31/05, the composite consisted of 73 advisory accounts, including 3 mutual funds.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the PF Loomis Sayles Large-Cap Growth Fund has performed or will perform. Total returns represent past performance of the composite and not the PF Loomis Sayles Large-Cap Growth Fund.

Annual total returns/ Average annual total returns for the periods ending December 31, 2005

	Composite of Similar	Russell 1000	S&P 500
Year/Period	Accounts (%) [1]	Growth Index (%) [2]	Index (%) [3]

2005	11.18	5.26	4.91
2004	16.26	6.30	10.87
2003	32.78	29.75	28.67
2002	(22.46)	(27.88)	(22.09)
2001	(24.14)	(20.42)	(11.88)
2000	(15.72)	(22.42)	(9.11)
1999	39.29	33.16	21.04
1998	31.88	38.71	28.58
1997	16.76	30.49	33.36
1996	16.94	23.12	22.96

1 year	11.18	5.26	4.91
5 years	0.19	(3.58)	0.54
10 years	7.87	6.73	9.07

[1]	This column shows performance after actual advisory fees and operating expenses charged to the mutual funds in the Loomis Sayles Large-Cap Growth Custom Composite have been deducted. For the accounts other than the mutual funds, the effective advisory fee charged by Loomis Sayles for each account has been deducted from the gross performance of the institutional and/or advisory accounts. Since most accounts are billed quarterly and performance is calculated monthly, the effective advisory fee is meant to approximate a monthly net of fee return. The effective advisory fee for an account is derived by using beginning of measurement period assets and the specific fee schedule for each account to calculate an annual fee amount. The PF Loomis Sayles Large-Cap Growth Fund’s fees and expenses may be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than the mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transactions costs, but, for non-mutual funds, may not include custody fees or other expenses normally paid by mutual funds. If these were included, returns would be lower. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sale loads were reflected, the average annual returns for the one, five and 10 year periods ending 12/31/05 would have been 11.18%, 0.18%, and 7.82%, respectively.

[2]	The Russell 1000 Growth Index is an index of large companies that have high price-to-book ratios and forecasted growth values. Results include reinvested dividends.

[3]	The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

14

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Pacific Funds

Supplement dated April 27, 2006 to the
Statement of Additional Information for Pacific Funds
Dated July 1, 2005, as amended and restated January 1, 2006

      This supplement revises the Pacific Funds’ Statement of Additional Information dated July 1, 2005, as amended and restated January 1, 2006 (SAI) . The changes within this supplement are effective May 1, 2006 unless otherwise noted. This supplement must be preceded or accompanied by the SAI. Remember to review the SAI for other important information. The SAI is hereby incorporated by reference in its entirety into this Supplement, and is filed with the Securities and Exchange Commission under file numbers 333-61366 and 811-10385.

      The PF Lazard International Value Fund has been renamed the PF AllianceBernstein International Value Fund (the “Fund”). Accordingly, all references in the current SAI to the PF Lazard International Value Fund are now references to the PF AllianceBernstein International Value Fund.

      The following information is added under the section ADDITIONAL INVESTMENT POLICIES OF PACIFIC FUNDS:

PF AllianceBernstein International Value Fund

      In addition to the investment policies and techniques described in the Prospectuses, the Fund may invest up to 5% of its assets in debt securities that are rated below investment grade, or if not rated, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also invest in: convertible securities; depositary receipts including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs); rights and warrants; instruments of supranational entities denominated in foreign currencies; securities of multinational companies; and semi-governmental securities; nonconvertible fixed income securities denominated in foreign currencies; firm commitment agreements which may include purchases on a when-issued basis, purchases or sales on a delayed delivery basis; small-capitalization stocks; variable and floating rate securities; U.S. government securities; bank obligations; futures contracts and options on futures contracts with respect to securities, indices, and currencies; currency swaps and forward currency exchange contracts; and repurchase agreements. The Fund’s investments in convertible securities are not subject to the limitations described in the section “Bank Obligations.” The Fund may engage in foreign currency transactions, purchase securities on margin, and engage in short sales, and short sales against the box.

      The Fund may also purchase and sell financial futures contracts, stock index futures contracts, securities futures contracts and foreign currency futures contracts and options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. and may purchase and write put and call options on foreign currencies and stock indexes. The Fund may also invest in U.S. dollar-denominated corporate debt securities of domestic issuers and foreign issuers, and debt securities of foreign issuers denominated in foreign currencies, rated Baa or better by Moody’s or BBB or better by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix.

      The following information replaces the schedule and the two paragraphs above the schedule relating to the PF Lazard Mid-Cap Value and PF Lazard International Value Funds found under the section ORGANIZATION AND MANAGEMENT OF THE FUND — Fund Management Agreements:

      Pursuant to a Fund Management Agreement among Pacific Funds, the Adviser, and AllianceBernstein L.P. (AllianceBernstein), 1345 Avenue of the Americas, New York, NY 10105, AllianceBernstein is the Manager and provides investment advisory services to the PF AllianceBernstein International Value Fund.

      Effective May 1, 2006, for the services provided, Pacific Life pays a monthly fee to AllianceBernstein based on an annual percentage of the average daily net assets of the PF AllianceBernstein International Value Fund according to the following schedule:

PF AllianceBernstein International Value Fund

Rate (%)	Break Point (assets)

.35%	On first $1 billion
.30%	On next $1 billion
.25%	On excess

      When determining the break point rate, the combined average daily net assets of the PF AllianceBernstein International Value Fund and the International Value Portfolio of the Pacific Select Fund are aggregated.

      AllianceBernstein is a leading international investment adviser supervising client accounts with assets as of December 31, 2005 totaling approximately $579 billion (of which approximately $138 billion represented assets of investment companies). AllianceBernstein is a subsidiary of AXA Financial, Inc., which is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.

      From October 1, 2001 through April 30, 2006, pursuant to a Fund Management Agreement among Pacific Funds, the Adviser, and Lazard Asset Management LLC (Lazard), Lazard served as the manager for the PF AllianceBernstein International Value Fund (formerly PF Lazard International Value Fund). For the services provided for the period December 31, 2004 through April 30, 2006, Pacific Life paid a monthly fee to Lazard based on an annual percentage of the average daily net assets of the PF AllianceBernstein International Value Fund, according to the following schedule:

PF AllianceBernstein International Value Fund

Rate (%)	Break Point (assets)

.35%	On first $1 billion
.30%	On next $1 billion
.25%	On excess

      When determining the break point rates, the combined average daily net assets of the PF AllianceBernstein International Value and PF Lazard Mid-Cap Value Funds, and the International Value and Mid-Cap Value Portfolios of the Pacific Select Fund were aggregated.

      The following information is added under the section ORGANIZATION AND MANAGEMENT OF THE FUND—Fund Management Agreements for the PF Lazard Mid-Cap Value Fund:

      Pursuant to a Fund Management Agreement among Pacific Funds, the Adviser, and Lazard, Lazard serves as manager for the PF Lazard Mid-Cap Value Fund. Effective May 1, 2006, for the services provided, Pacific Life pays a monthly fee to Lazard based on an annual percentage of the average daily net assets of the PF Lazard Mid-Cap Value Fund according to the following schedule:

PF Lazard Mid-Cap Value Fund

Rate (%)	Break Point (assets)

.35%	On first $1 billion
.30%	On next $1 billion
.25%	On excess

      Effective May 1, 2006, when determining the break point rates, the combined average daily net assets of the PF Lazard Mid-Cap Value Fund and the Mid-Cap Value Portfolio of the Pacific Select Fund are aggregated.

      For the services provided for the period of December 31, 2004 through April 30, 2006, Pacific Life paid a monthly fee to Lazard based on an annual percentage of the average daily net assets of the PF Lazard Mid-Cap Value Fund, according to the following schedule:

PF Lazard Mid-Cap Value Fund

Rate (%)	Break Point (assets)

.35%	On first $1 billion
.30%	On next $1 billion
.25%	On excess

      When determining the break point rates, the combined average daily net assets of the PF Lazard Mid-Cap Value and PF Lazard International Value Funds, and the Mid-Cap Value and International Value Portfolios of the Pacific Select Fund were aggregated.

      The following information is added under the section ADDITIONAL INFORMATION ABOUT THE FUND MANAGERS:

Compensation Structures and Methods

AllianceBernstein L.P.

      AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for their clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

      Fixed base salary: This is generally the smallest portion of compensation. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and is not particularly sensitive to performance.

      Discretionary incentive compensation — annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices) and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specific level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/ business development efforts and client servicing; seniority/ length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

      Discretionary incentive compensation — awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernsteins’ publicly traded equity securities.

      Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Other Accounts Managed

      The following table reflects information regarding accounts other than the fund for which each manager has day-to-day management responsibilities. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), this information will be reflected in a separate table below. Information is shown as of December 31, 2005.

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Fund and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Fund Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

International Value
Sharon E. Fay	36	$9,797,323,963	4	$2,327,104,129	86	$12,897,491,069
Kevin F. Simms	31	$8,820,666,649	4	$2,327,104,129	86	$12,897,491,069
Henry S. D’Auria	36	$10,689,324,063	4	$2,327,104,129	86	$12,897,491,069
Giulio A. Martini	31	$8,820,666,649	4	$2,327,104,129	86	$12,897,491,069

      The following table reflects information regarding accounts other than the fund for which each portfolio manager has day-to-day management responsibilities with respect to which the advisory fee is based on performance-based fees. Information is shown as of December 31, 2005.

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Fund and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Fund Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

International Value
Sharon E. Fay	None	N/A	1	$250,751,510	2	$1,058,418,124
Kevin S. Simms	None	N/A	1	$250,751,510	2	$1,058,418,124
Henry S. D’Auria	None	N/A	1	$250,751,510	2	$1,058,418,124
Giulio A. Martini	None	N/A	1	$250,751,510	2	$1,058,418,124

Material Conflicts of Interest

AllianceBernstein L.P.

      AllianceBernstein acknowledges that conflicts of interest are inherent in their business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitors to ensure that all clients are treated equitably.

      Employee Personal Trading: AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest that may arise when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

      Managing Multiple Accounts for Multiple Clients: AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

      Allocating Investment Opportunities: AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

      AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

      To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

      The following information is added under the section OTHER INFORMATION — Proxy Voting Policies and Procedures:

AllianceBernstein L.P.

(PF AllianceBernstein International Value Fund)

      AllianceBernstein has a fiduciary duty to act solely in the best interests of their clients. AllianceBernstein recognizes that this duty requires them to vote client securities in a timely manner and make voting decisions that are in the best interests of their clients. Consistent with these obligations, AllianceBernstein will disclose our clients’ voting record only to them and as required by mutual fund vote disclosure regulations. Additionally, the proxy committee may choose to respond to surveys regarding past votes.

Proxy Policies

      This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in AllianceBernstein’s clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, AllianceBernstein will apply the following general policies:

      Corporate Governance: AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. AllianceBernstein favors proposals promoting transparency and accountability within a company. AllianceBernstein will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. AllianceBernstein also supports the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

      Elections of Directors: Unless there is a proxy fight for seats on the Board or AllianceBernstein determines that there are other compelling reasons for withholding votes for directors, it will vote in favor of the management proposed slate of directors. That said, AllianceBernstein believes that directors have a duty to respond to shareholder actions that have received significant shareholder support. AllianceBernstein may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, AllianceBernstein will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, AllianceBernstein may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

      Appointment of Auditors: AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, AllianceBernstein recognizes that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. While will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, AllianceBernstein may vote against the appointment of auditors if the fees for non-audit related services in excess of 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

      Changes in Legal and Capital Structure: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company’s management on such proposals. However, AllianceBernstein will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, AllianceBernstein will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. AllianceBernstein will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of antitakeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

      Corporate Restructurings, Mergers and Acquisitions: AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, AllianceBernstein will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

      Proposals Affecting Shareholder Rights: AllianceBernstein believes that certain fundamental rights of shareholders must be protected. AllianceBernstein will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals AllianceBernstein will weigh the financial impact of the proposal against the impairment of shareholder rights.

      Anti-Takeover Measures: AllianceBernstein believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. AllianceBernstein will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, AllianceBernstein supports proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, AllianceBernstein will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. AllianceBernstein will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans and will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

      Executive Compensation: AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, AllianceBernstein will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. AllianceBernstein will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. Additionally, AllianceBernstein will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. AllianceBernstein will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, AllianceBernstein will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

      Social and Corporate Responsibility: AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value and will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. AllianceBernstein may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures and Voting Committees

      AllianceBernstein’s growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how AllianceBernstein should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

      AllianceBernstein recognizes that there may be a potential conflict of interest when it votes a proxy solicited by an issuer whose retirement plan is managed or administered by AllianceBernstein, who distributes AllianceBernstein sponsored mutual funds, or has another business or personal relationship that may affect how to vote on the issuer’s proxy. Similarly, there may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. AllianceBernstein believes that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only the clients’ best interests in mind. That said, AllianceBernstein has implemented additional procedures to ensure that their votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein’s and their employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which AllianceBernstein will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how AllianceBernstein intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing their proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients’ best interests.

      Because under certain circumstances, AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of the clients.

Proxies of Certain Non-U.S. Issuers

      Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. AllianceBernstein may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required AllianceBernstein may abstain from voting those shares.

      In addition, voting proxies of issuers in non-U.S. markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing Alliance’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which they have proxy voting authority, in the case of non-U.S. issuers, they vote proxies on a best effort basis.

      The following information replaces the Janus Capital Management LLC, Lazard Asset Management LLC, MFS Investment Management, OppenheimerFunds, Inc., Pacific Investment Management Company LLC (PIMCO), Salomon Brothers Asset Management Inc. and VanKampen information in the OTHER INFORMATION — Proxy Voting Policies and Procedures section.

Janus Capital Management LLC

(PF Janus Growth LT Fund)

      The Proxy Voting Guidelines (the “Guidelines”) dated February 2006 below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services (“ISS”); or 3) the recommendations of ISS under their Proxy Voter Services program.

      Janus has retained the services of ISS (the “Proxy Voting Service”), an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

      The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

      In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market.

      The Janus funds participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

      In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

      The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

      The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

      1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent director.

      2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

•	attend less than 75% of the board and committee meetings without a valid excuse;

•	ignore or otherwise fail to support shareholder proposals that are approved by a majority of the shares outstanding;

•	are non-independent directors and sit on the audit, compensation or nominating committees;

•	are non-independent directors and the board does not have an audit, compensation, or nominating committees;

•	are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);

•	are audit committee members and the company has been deemed to have serious material weaknesses in its internal controls (as determined by the Proxy Voting Service); or

•	serve as directors on an excessive number of boards (“Overboarded”) (as determined by the Proxy Voting Service).

      3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

      4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

      5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

      6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

      7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

      8. Janus will generally vote against proposals advocating classified or staggered boards of directors.

      9. Janus will generally vote with management regarding proposals to declassify a board.

      10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

      11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.

      12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

      13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

      Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

      Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will generally vote against the plan.

      In addition, Janus will generally oppose plans that:

•	provide for repricing of underwater options;

•	provide for automatic replenishment (“evergreen”) or reload options; and/or

•	create an inconsistent relationship between long term share performance and compensation increases.

Other Compensation Related Proposals

      14. Janus will generally vote in favor of proposals relating to ESPPs — so long as shares purchased through plans are priced no less than 15% below market value.

      15. Janus will generally vote in favor of proposals requiring the expensing of options.

      16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

      17. Janus will generally oppose proposals regarding the repricing of underwater options.

      18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

      19. Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

      20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

      21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

      22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm;

•	The triggering mechanism should be beyond the control of management; and

•	The amount should not exceed three times base salary plus guaranteed benefits.

      23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

•	requiring executive officers and directors to hold a minimum amount of stock in the company;

•	requiring stock acquired through exercised options to be held for a certain period of time; and

•	using restricted stock grants instead of options.

Other Corporate Matters

      24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

      25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

      26. Janus will generally oppose proposals for different classes of stock with different voting rights.

      27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

      28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes “poison pills”).

      29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

      30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

      31. Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

      32. Janus will evaluate plans of reorganization on a case-by-case basis.*

      33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

      34. Janus will generally vote in favor of proposals regarding changes in company name.

      35. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

      36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*

      37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

      38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

      39. Janus will generally vote in favor of proposals to adopt cumulative voting.

      40. Janus will generally vote in favor of proposals to require that voting be confidential.

      41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

      42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

      43. Janus will vote against proposals to approve “other business” when it appears as voting item.

Shareholder Proposals

      Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

      44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

      45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

Proxy Voting Procedures dated February 2006

      The following represents the procedures for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

General Policy

      Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client’s account pursuant to: 1) Janus’ Proxy Voting Guidelines; 2) the recommendations of Institutional Shareholder Services; or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA Plan Policy

      On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee

      The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Vice President of Investment Accounting, the Assistant Vice President of Compliance and a Portfolio Management

* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

representative (or their designee(s)). Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders’ interests. Once the Committee establishes its recommendations, they are distributed to Janus’ portfolio managers(1) for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the “Guidelines”). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

Investment Accounting Group

      The Investment Accounting Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service

      Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

      To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer(s) or the Director of Research.

      The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

1 All references to portfolio managers include assistant portfolio managers.

Procedures for Proxy Issues Outside the Guidelines

      In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

Procedures for Voting Janus “Fund of Funds”

      Janus advises ceratin portfolios or “fund of funds” that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner of the fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also known as “echo-voting”).

Conflicts of Interest

      The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists.

      A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

      If the matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

Reporting and Record Retention

      Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client’s account. On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus’ website.

      Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee

materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

Lazard Asset Management LLC

Policy:

      As a fiduciary, Lazard Asset Management (“LAM”) is obligated to vote proxies in the best interests of its clients. LAM has adopted a written policy (the “Policy”) that is designed to ensure that it satisfies its fiduciary obligation. LAM has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of the Policy.

      LAM manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, LAM’s policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, LAM must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

Procedures:

      Administration and Implementation of Proxy Voting Process. LAM’s proxy-voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to LAM’s Chief Operating Officer. Oversight of the process is provided by LAM’s Legal/ Compliance Department and by a Proxy Committee consisting of senior LAM officers. To assist it in its proxy-voting responsibilities, LAM currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides LAM with its independent analysis and recommendation regarding virtually every proxy proposal that LAM votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

      LAM’s Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the “Approved Guidelines”). These Approved Guidelines provide that LAM should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. LAM believes that its portfolio managers and global research analysts with knowledge of the company (“Portfolio Management”) are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management’s recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee’s final determination. The Manager of ProxyOps may also consult with LAM’s Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

      Types of Proposals. Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. The Policy lists the Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted, and an Approved Guideline will be adopted if appropriate.

      Conflicts of Interest. The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for LAM. Should the appearance of such a conflict exist, LAM will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against), or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently Institutional Shareholder Services (“ISS”). If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, LAM will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a third independent source is not available, LAM will follow the recommendation of ISS’s Proxy Advisor Service.

      Funds. Each Fund is required to file a Form N-PX by August 31 each year containing a complete proxy voting record of the Fund for the twelve-month period ended the previous June 30. LAM’s Proxy Operations team is responsible for maintaining the data necessary to complete this form and to work, in conjunction with ISS, to generate the required information and to file this form annually. In addition, in the Fund’s annual and semi-annual report to shareholders and in its Statement of Additional Information (“SAI”), the Fund must include a statement indicating how to obtain the proxy voting record of the Fund for the most recent twelve month period and that such record is available without charge. It should also indicate that such information is available on the SEC’s website. The Legal/ Compliance Department is responsible for ensuring that such information is included in the annual and semi-annual reports and in the SAI.

MFS Investment Management

      Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

      The MFS Proxy Voting Policies and Procedures include:

A. Voting Guidelines;

B. Administrative Procedures;

C. Monitoring System;

D. Records Retention; and

E. Reports.

A.	Voting Guidelines

1. General Policy; Potential Conflicts of Interest

      MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that — guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

      As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

      From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2.	MFS’ Policy on Specific Issues

     Election of Directors

      MFS believes that good governance should be based on a board with a majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating or audit committees would include members who are not “independent.” MFS will also withhold its vote for a nominee to the board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer if we can determine: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a “poison pill” and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the “poison pill”(without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or public assurances that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

      MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

      MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-

out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

      MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

      MFS believes that a company’s election policy should address the specific circumstances at that company. MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•	Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.

     Classified Boards

      MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

     Non-Salary Compensation Programs

      Restricted stock plans should reward results rather than tenure. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

      MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

      MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

      MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer’s public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

      MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

     Expensing of Stock Options

      While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.

     Executive Compensation

      MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company’s stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company’s stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

     Employee Stock Purchase Plans

      MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

     “Golden Parachutes”

      From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

     Anti-Takeover Measures

      In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

      MFS will vote for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” Nevertheless, MFS will consider supporting the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

      MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

     Reincorporation and Reorganization Proposals

      When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

     Issuance of Stock

      There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs”, when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device.

     Repurchase Programs

      MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

     Confidential Voting

      MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

     Cumulative Voting

      MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of “independent” directors.

     Written Consent and Special Meetings

      Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders.

     Independent Auditors

      MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm. Some proposals would prohibit the provision of any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

     Best Practices Standards

      Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that — given the circumstances or the environment within which the issuers operate — the proposal is consistent with the best long-term economic interests of our clients.

     Social Issues

      There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

      The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

     Foreign Issuers

      MFS will evaluate items on proxies for foreign companies in the context of the guidelines described above, as well as local market standards and best practices. Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

      In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

B.	Administrative Procedures

 1. MFS Proxy Review Group

      The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

      The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. Any significant attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

      In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to the MFS’ Conflicts Officer.

      The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

3.	Gathering Proxies

      Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

      MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders’ meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4.	Analyzing Proxies

      Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

      As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

      As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

      In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.	Monitoring System

      It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold

1 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS’ clients.

shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

      When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.	Records Retention

      MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.	Reports

 MFS Funds

      MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

 All MFS Advisory Clients

      At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

      Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

OppenheimerFunds, Inc.

      These Portfolio Proxy Voting Policies and Procedures, which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI (“Fund(s)”).

A.     Funds for which OFI has Proxy Voting Responsibility

      OFI Funds. Each Board of Directors/ Trustees of the Funds advised by OFI (the “OFI Fund Board(s)”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

      Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (“Sub-Advised Funds”). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.

      Tremont Funds (Funds-of-Hedge Funds) Certain OFI Funds are structured as funds-of-hedge funds (the “Tremont Funds”) and invest their assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.

      The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds’ interests (or shares) in those underlying portfolio funds are not considered to be “voting securities” and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B.     Proxy Voting Committee

      OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

      The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards’ next regularly scheduled meetings.

      The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

      The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C.     Administration and Voting of Portfolio Proxies

          1.     Fiduciary Duty and Objective

      As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

      In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

          2.     Proxy Voting Agent

      On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

      In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

          3.     Material Conflicts of Interest

      OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

      OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI’s voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

•	If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);

•	If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

•	If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

          4.     Certain Foreign Securities

      Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

          5.     Securities Lending Programs

      The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

      If a Fund participates in a securities lending program, OFI will attempt to recall the recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

          6.     Shares of Registered Investment Companies (Fund of Funds)

      Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).

D.     Fund Board Reports and Recordkeeping

      OFI will prepare periodic reports for submission to the Board describing:

•	any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

      In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

      OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.     Amendments to these Procedures

      In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.     Proxy Voting Guidelines

      The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

APPENDIX A

OppenheimerFunds Portfolio Proxy Voting Guidelines

1.   OPERATIONAL ITEMS

      1.1 Amend Quorum Requirements.

•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

      1.2 Amend Minor Bylaws.

•	Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

      1.3 Change Company Name.

•	Vote WITH Management

      1.4 Change Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

      1.5 Transact Other Business.

•	Vote AGAINST proposals to approve other business when it appears as voting item.

          AUDITORS

      1.6 Ratifying Auditors

•	Vote FOR Proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent.

•	Fees for non-audit services are excessive.

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•	Vote AGAINST shareholder proposals asking for audit firm rotation.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0 THE BOARD OF DIRECTORS

      2.1 Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

•	Composition of the board and key board committees

•	Attendance at board meetings

•	Corporate governance provisions and takeover activity

•	Long-term company performance relative to a market index

•	Directors’ investment in the company

•	Whether the chairman is also serving as CEO

•	Whether a retired CEO sits on the board

•	WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

•	Attend less than 75% of the board and committee meetings without a valid excuse.

•	Implement or renew a dead-hand or modified dead-hand poison pill

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

•	Failed to act on takeover offers where the majority of the shareholders tendered their shares.

•	Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

•	Are audit committee members; and the non-audit fees paid to the auditor are excessive.

•	Enacted egregious corporate governance policies or failed to replace management as appropriate.

•	Are inside directors or affiliated outside directors; and the full board is less than majority independent.

•	Are CEOs of publicly-traded companies who serve on more than three public boards, i.e., more than two public boards other than their own board

•	Sit on more than six public company boards.

•	Additionally, the following should result in votes being WITHHELD (except from new nominees):

•	If the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

•	If the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

      2.2 Board Size

•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.

•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

      2.3 Classification/ Declassification of the Board

•	Vote AGAINST proposals to classify the board.

•	Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

      2.4 Cumulative Voting

•	Vote FOR proposal to eliminate cumulative voting.

      2.5 Require Majority Vote for Approval of Directors

•	Vote AGAINST proposal to require majority vote approval for election of directors

      2.6 Director and Officer Indemnification and Liability Protection

•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

•	Vote FOR proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•	Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered.

      2.7 Establish/ Amend Nominee Qualifications

•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

      2.8 Filling Vacancies/ Removal of Directors.

•	Vote AGAINST proposals that provide that directors may be removed only for cause.

•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

      2.9 Independent Chairman (Separate Chairman/CEO)

•	Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

•	Two-thirds independent board

•	All-independent key committees

•	Established governance guidelines

•	The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

      2.10 Majority of Independent Directors/ Establishment of Committees

•	Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

      2.11 Open Access

•	Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC’s proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

      2.12 Stock Ownership Requirements

•	Vote WITH Management on shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote WITH Management on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/ retention ratio already in place and the actual ownership level of executives.

      2.13 Age or Term Limits

•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0 PROXY CONTESTS

      3.1 Voting for Director Nominees in Contested Elections

•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

•	Long-term financial performance of the target company relative to its industry

•	Management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•	Stock ownership position

      3.2 Reimbursing Proxy Solicitation Expenses

•	Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

      3.3 Confidential Voting

•	Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

•	If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

      4.1 Advance Notice Requirements for Shareholder Proposals/ Nominations.

•	Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

      4.2 Amend Bylaws without Shareholder Consent

•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

      4.3 Poison Pills

•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

•	Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

      4.4 Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

      4.5 Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

      4.6 Establish Shareholder Advisory Committee

•	Vote WITH Management

      4.7 Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.

•	Vote FOR proposals to lower supermajority vote requirements.

5.0 MERGERS AND CORPORATE RESTRUCTURINGS

      5.1 Appraisal Rights

•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

      5.2 Asset Purchases

•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price

•	Fairness opinion

•	Financial and strategic benefits

•	How the deal was negotiated

•	Conflicts of interest

•	Other alternatives for the business

•	Non-completion risk

      5.3 Asset Sales

•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

•	Impact on the balance sheet/ working capital

•	Potential elimination of diseconomies

•	Anticipated financial and operating benefits

•	Anticipated use of funds

•	Value received for the asset

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interest

      5.4 Bundled Proposals

•	Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

      5.5 Conversion of Securities

•	Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

5.6	Corporate Reorganization/Debt Restructuring/ Prepackaged Bankruptcy Plans/ Reverse Leveraged Buyouts/Wrap Plans

•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

•	Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

      5.7 Formation of Holding Company

•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

•	Adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs and Minority Squeezeouts)

•	Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:

•	Offer price/ premium

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interests

•	Other alternatives/ offers considered

•	Non-completion risk

      5.9 Joint Venture

•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/ business contributed

•	Percentage of ownership

•	Financial and strategic benefits

•	Governance structure

•	Conflicts of interest

•	Other alternatives

•	Non-completion risk

      5.10 Liquidations

•	Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

      5.11 Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company, anticipated financial and operating benefits

•	Offer price (premium or discount)

•	Fairness opinion

•	How the deal was negotiated

•	Changes in corporate governance

•	Change in the capital structure

•	Conflicts of interest

      5.12 Private Placements/ Warrants/Convertible Debenture

•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

      5.13 Spinoffs

•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Valuation of spinoff

•	Fairness opinion

•	Benefits to the parent company

•	Conflicts of interest

•	Managerial incentives

•	Corporate governance changes

•	Changes in the capital structure

      5.14 Value Maximization Proposals

•	Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

      5.15 Severance Agreements that are Operative in Event of Change in Control

•	Review CASE-BY-CASE, with consideration give to ISS “transfer-of-wealth” analysis. (See section 8.2)

6.0 STATE OF INCORPORATION

      6.1 Control Share Acquisition Provisions

•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

•	Vote FOR proposals to restore voting rights to the control shares.

      6.2 Control Share Cashout Provisions

•	Vote FOR proposals to opt out of control share cashout statutes.

      6.3 Disgorgement Provisions

•	Vote FOR proposals to opt out of state disgorgement provisions.

      6.4 Fair Price Provisions

•	Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

      6.5 Freezeout Provisions

•	Vote FOR proposals to opt out of state freezeout provisions.

      6.6 Greenmail

•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

      6.7 Reincorporation Proposals

•	Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

      6.8 Stakeholder Provisions

•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

      6.9 State Anti-takeover Statutes

•	Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0 CAPITAL STRUCTURE

      7.1 Adjustments to Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.

      7.2 Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

•	Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

      7.3 Dual-Class Stock

•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

      7.4 Issue Stock for Use with Rights Plan

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

      7.5 Preemptive Rights

•	Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

      7.6 Preferred Stock

•	Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

•	Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

•	Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)

•	Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

•	Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

•	Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

      7.7 Pledge of Assets for Debt (Generally Foreign Issuers)

•	OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

      7.8 Recapitalization

•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

•	More simplified capital structure

•	Enhanced liquidity

•	Fairness of conversion terms

•	Impact on voting power and dividends

•	Reasons for the reclassification

•	Conflicts of interest

•	Other alternatives considered

      7.9 Reverse Stock Splits

•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•	Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

      7.10 Share Purchase Programs

•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

      7.11 Stock Distributions: Splits and Dividends

•	Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

      7.12 Tracking Stock

•	Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0 EXECUTIVE AND DIRECTOR COMPENSATION

      8.1 Equity-based Compensation Plans

•	Vote compensation proposals on a CASE-BY-CASE basis.

•	In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one-and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

      8.2 Director Compensation

Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

      8.3 Bonus for Retiring Director

•	Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

      8.4 Cash Bonus Plan

•	Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

      8.5 Stock Plans in Lieu of Cash

•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

•	Vote FOR plans which do not

      8.6 Director Retirement Plans

•	Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

•	Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

      8.7 Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

      8.8 Employee Stock Purchase Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•	Votes FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85% of fair market value

•	Offering period is 27 months or less

•	The number of shares allocated to the plan is 10% or less of the outstanding shares

•	Votes AGAINST employee stock purchase plans where any of the following apply:

•	Purchase price is at least 85% of fair market value

•	Offering period is greater than 27 months

•	The number of shares allocated to the plan is more than 10% of the outstanding shares

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•	Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•	Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

•	Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

      8.10 Employee Stock Ownership Plans (ESOPs)

•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

      8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

•	Vote WITH MANAGEMENT

      8.12 401(k) Employee Benefit Plans

•	Vote FOR proposals to implement a 401(k) savings plan for employees.

      8.13 Shareholder Proposals Regarding Executive and Director Pay

•	Vote WITH MANAGEMENT on shareholder proposals seeking additional disclosure of executive and director pay information.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

•	Vote WITH MANAGEMENT on shareholder proposals to put option repricings to a shareholder vote.

•	Vote WITH MANAGEMENT for all other shareholder proposals regarding executive and director pay.

      8.14 Performance-Based Stock Options

•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

•	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or

•	The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

      8.15 Golden Parachutes and Executive Severance Agreements

•	Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm

•	The triggering mechanism should be beyond the control management

•	The amount should not exceed three times base salary plus guaranteed benefits

      8.16 Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/ compensation.

      8.17 Supplemental Executive Retirement Plans (SERPs)

•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

SOCIAL AND ENVIRONMENTAL ISSUES

      In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

Pacific Investment Management Company LLC (PIMCO)

Proxy Voting Policy and Procedures(1)

      The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by Pacific Investment Management Company LLC (“PIMCO”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).(2) PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) and separate investment accounts for other clients.(3) These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the

1 Revised as of Feb 14, 2006.
2 These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).
3 These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO’s Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), as set forth in the Department of Labor’s rules and regulations.(4)

      PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.(5)

      Set forth below are PIMCO’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

      These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

      PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest

      PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:

1.	convening an ad-hoc committee to assess and resolve the conflict; (6)

2.	voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

3.	voting the proxy in accordance with the recommendation of an independent third-party service provider;

4.	suggesting that the client engage another party to determine how the proxies should be voted;

5.	delegating the vote to an independent third-party service provider; or

6.	voting in accordance with the factors discussed in these Policies and Procedures.

4 Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client’s account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.
5 For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.
6 Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

PIMCO will document the process of resolving any identified material conflict of interest.

Reporting Requirements and the Availability of Proxy Voting Records

      Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

PIMCO Record Keeping

      PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

      Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

Review and Oversight

      PIMCO’s proxy voting procedures are described below. PIMCO’s Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

      Because PIMCO has contracted with State Street Investment Manager Solutions, LLC (“IMS West”) to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

      1.     Transmit Proxy to PIMCO. IMS West will forward to PIMCO’s Compliance Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

      2.     Conflicts of Interest. PIMCO’s Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO’s Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO’s Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

      3.     Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO’s Middle Office Group.

      4.     Review. PIMCO’s Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO’s Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager’s decision as to how it should be voted.

      5.     Transmittal to Third Parties. IMS West will document the portfolio manager’s decision for each proxy received from PIMCO’s Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

      6.     Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

      In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of PIMCO’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client’s proxies.

Board of Directors

      1.     Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

      2.     Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.

      3.     Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.

      4.     Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.

      5.     D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

      6.     Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

Proxy Contests and Proxy Contest Defenses

      1.     Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

      2.     Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

      3.     Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

      4.     Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

      5.     Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.

      6.     Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

Tender Offer Defenses

      1.     Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

      2.     Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

      3.     Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Capital Structure

      1.     Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase;

(ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

      2.     Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

      3.     Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

      4.     Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.

Executive and Director Compensation

      1.     Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

      2.     Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

      3.     Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

State of Incorporation

      State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

Mergers and Restructurings

      1.     Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.

      2.     Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Investment Company Proxies

      For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

      For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

      1.     Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.

      2.     Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

      3.     Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

      4.     Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

      5.     Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

      6.     Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.

      7.     Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

      8.     Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

      9.     Disposition of Assets/ Termination/ Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.

      10.     Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

      11.     Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

      12.     Change in Fund’s Subclassification. PIMCO may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

Distressed and Defaulted Securities

      1.     Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

      2.     Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

          Miscellaneous Provisions

      1.     Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO’s responsibility to consider actions before supporting them.

      2.     Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

      3.     Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.

      4.     Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

* * * *

Salomon Brothers Asset Management Inc

      The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM North America LLC (“CAM”) has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

      CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

      In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

      In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

      CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

      If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

Van Kampen

I.     Policy Statement

      Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates”).

      Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. AN MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate’s fiduciary responsibility.

      Proxy Research Services — Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations.

      While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM’s Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

      Voting Proxies for Certain Non-U.S. Companies — While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent an MSIM Affiliate’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate’s voting instructions. As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM’s clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients’ non-U.S. proxies.

II.     General Proxy Voting Guidelines

      To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. AN MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III.     Guidelines

A.     Corporate Governance Matters. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

i.	General.

1.	Generally, routine management proposals will be supported. The following are examples of routine management proposals:

•	Approval of financial statements, director and auditor reports.

•	General updating/corrective amendments to the charter.

•	Proposals related to the conduct of the annual meeting, except those proposals that relate to the “transaction of such other business which may come before the meeting.”

2.	Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

3.	Proposals requiring confidential voting and independent tabulation of voting results will be supported.

4.	Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

5.	Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

6.	Proposals to require the company to expense stock options will be supported.

7.	Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

8.	Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

9.	Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

ii. Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

1.	The following proposals generally will be supported:

•	Proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors.

•	Proposals requiring that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

2.	Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

(a)	If a company’s board is not comprised of a majority of disinterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

(b)	If a nominee who is interested is standing for election as a member of the company’s compensation, nominating or audit committees;

(c)	A direct conflict exists between the interests of the nominee and the public shareholders;

(d)	Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a “bright line” test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

(e)	A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

(f)	A nominee serves on the board of directors for more than six companies (excluding investment companies).

iii.	Auditors

1.	Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied for audit fees in excess of $1 million: if audit fees are $1 million or more, non-audit fees should less than 50% of the total fees paid to the auditor. If audit fees are less than $1 million, the fees will be reviewed case by case by the Proxy Review Committee.

2.	Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

3.	Proposals to indemnify auditors will not be supported.

iv.	Anti-Takeover Matters

1.	Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

2.	Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

3.	Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B.     Capitalization changes. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.	The following proposals generally will be supported:

•	Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

•	Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals for share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Proposals to effect stock splits.

•	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

2.	The following proposals generally will not be supported (notwithstanding management support).

•	Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Proposals to create “blank check” preferred stock.

•	Proposals relating to changes in capitalization by 100% or more.

C.     Compensation. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.	The following proposals generally will be supported:

•	Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.	Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

4.	Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.

D.     Other Recurring Items. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.	Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

2.	Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E.                Items to be reviewed by the Proxy Review Committee

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

i.	Corporate Transactions

•	Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers’ research and analysis will be used along with MSIM Affiliates’ research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, and where there is no portfolio manager objection, generally will be supported.

ii.	Compensation

•	Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

•	Proposals relating to Executive/ Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the quantitative criteria used by a Research Provider when considering such Research Provider’s recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider’s threshold.

•	Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

iii.	Other

•	Proposals for higher dividend payouts.

•	Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

•	Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund’s Board of Directors/ Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund’s Board of Directors/ Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

•	Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

•	Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

IV. Administration of Policy

A.	Proxy Review Committee

1.	The MSIM Proxy Review Committee (“Committee”) is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

(a)	The Committee, which is appointed by MSIM’s Chief Investment Officer (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM’s Policy and determining how MSIM will vote proxies on an ongoing basis.

(b)	The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

(c)	The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM’s Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

(d)	The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

(e)	In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

(f)	The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by an MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/ Directors of those investment companies at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

(g)	The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.	Identification of Material Conflicts of Interest

1.	If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM’s General Counsel or his/her designee.

2.	A material conflict of interest could exist in the following situations, among others:

(a)	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

(b)	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

(c)	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C.	Proxy Voting Reports

(a)	MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

(b)	MSIM’s legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company’s holdings.